EXHIBIT 7


                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/EDWIN L. ROSANE                      January 20, 1998
 ------------------                      ----------------
 EDWIN L. ROSANE                         Date
 Director


On this 20th day of January 1998, before me Barbara B. Charo, the undersigned Notary Public, personally appeared EDWIN L. ROSANE, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                           /s/BARBARA B. CHARO
                                           -------------------
                                           Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ROBERT G. DAVIS                      January 29, 1998
 ------------------                      ----------------
 ROBERT G. DAVIS                         Date
 Director


On this 29th day of January 1998, before me Leticia L. Casiano, the undersigned Notary Public, personally appeared ROBERT G. DAVIS, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                /s/LETICIA L. CASIANO
                                                ---------------------
                                                Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/BRADFORD W. RICH                     January 21, 1998
 -------------------                     ----------------
 BRADFORD W. RICH                        Date
 Director


On this 21 day of January 1998, before me Barbara B. Charo, the undersigned Notary Public, personally appeared BRADFORD W. RICH, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                           /s/BARBARA B. CHARO
                                           -------------------
                                           Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/JOSUE ROBLES, JR.                    January 29, 1998
 --------------------                    ----------------
 JOSUE ROBLES, JR.                       Date
 Director


On this 29th day of January 1998, before me Susan J. Stoudamire, the undersigned Notary Public, personally appeared JOSUE ROBLES, JR., known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                /s/SUSAN B. STOUDAMIRE
                                                ----------------------
                                                Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/MICHAEL J.C. ROTH                    January 28, 1998
 --------------------                    ----------------
 MICAHEL J.C. ROTH                       Date
 Director


On this 28th day of January 1998, before me Leticia L. Casiano, the undersigned Notary Public, personally appeared MICHAEL J.C. ROTH, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                /s/LETICIA L. CASIANO
                                                ---------------------
                                                Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/JANICE E. MARSHALL                   January 29th, 1998
 ---------------------                   ------------------
 JANICE E. MARSHALL                      Date
 Director


On this 29th day of January 1998, before me Leticia L. Casiano, the undersigned Notary Public, personally appeared JANICE E. MARSHALL, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                /s/LETICIA L. CASIANO
                                                ---------------------
                                                Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ WILLIAM B. TRACY                    January 29, 1998
 --------------------                    ----------------
 WILLIAM B. TRACY                        Date
 Director


On this 29 day of January 1998, before me Barbara B. Charo, the undersigned Notary Public, personally appeared WILLIAM B. TRACY, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                /s/BARBARA B. CHARO
                                                -------------------
                                                Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ DONALD R. WALKER                    January 28, 1998
 --------------------                    ----------------
 DONALD R. WALKER                        Date
 Director


On this 28th day of January 1998, before me Susan J. Stoudamire, the undersigned Notary Public, personally appeared DONALD R. WALKER, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                /s/SUSAN J. STOUDAMIRE
                                                ----------------------
                                                Notary Public

[SEAL]

                         USAA LIFE INSURANCE COMPANY

                         ---------------------------

                              POWER OF ATTORNEY


     STATE OF:   TEXAS
     COUNTY OF:  BEXAR

            Know all persons by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements of The Life Insurance Separate Account of USAA Life Insurance Company on Form S-6, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ JAMES A. ROBINSON                   January 28, 1998
 ---------------------                   ----------------
 JAMES A. ROBINSON                       Date
 Senior Vice President
 And Treasurer (Principal Financial
 And Accounting Officer)


On this 28th day of January 1998, before me M.L. Vera Cruz, the undersigned Notary Public, personally appeared JAMES A. ROBINSON, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                /s/M.L. VERA CRUZ
                                                -----------------
                                                Notary Public
[SEAL]